Exhibit 99.1

AvidXchange Announces Second Quarter 2022 Financial Results

--Second quarter 2022 revenue growth of 30.3% – or 22.4% organically – driven by continued broad based demand coupled with solid operational execution

--Higher than expected second quarter 2022 revenues, stronger gross margin performance due to on-going payment monetization and cost leverage drive lower-than-expected net loss

--Raising full-year 2022 business outlook for a second consecutive period based on stronger financial results

Charlotte, N.C. –August 3, 2022 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the second quarter ended June 30, 2022.

“We again delivered solid across-the-board operating and financial results for the second quarter, led by another 20%+ organic revenue growth quarter and lower than expected adjusted EBITDA loss. Our purpose-built value proposition of providing AP and payments automation for middle-market companies has been a boon to our customers during good times and is now proving to be a powerful efficiency lever during uncertain economic times. As companies grow increasingly cautious on adding new headcount or even look to right size their operations, we remain well positioned to advance our buyer customers’ productivity initiatives while helping our supplier customers to optimize their cash flows. We anticipate that this client- and industry-aligned value proposition, with its highly quantifiable benefits, will continue to fuel demand broadly across our large and underpenetrated addressable market. We believe our solid second quarter results and our newly raised guidance for the year further demonstrates the resilience of our value proposition and momentum across our operations,” said Michael Praeger, CEO & Co-Founder of AvidXchange.

Second Quarter 2022 Financial Highlights:

•
Total revenue was $76.6 million, an increase of 30.3% year-over-year, compared with $58.8 million in the second quarter of 2021.
•
GAAP net loss was $(25.7) million, compared with a GAAP net loss of $(22.0) million in the second quarter of 2021.
•
Non-GAAP net loss was $(13.7) million, compared with a Non-GAAP net loss of $(14.9) million in the second quarter of 2021.
•
GAAP gross profit was $42.9 million, or 56.0% of total revenue, compared with $31.2 million, or 53.0% of total revenue, in the second quarter of 2021.
•
Non-GAAP gross profit was $48.7 million, or 63.7% of total revenue, compared with $35.8 million, or 61.0% of total revenue, in the second quarter of 2021.
•
Adjusted EBITDA was $(4.7) million compared with $(5.6) million in the second quarter of 2021.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics"

Second Quarter 2022 Key Business Metrics and Highlights:

•
Total transactions processed in the second quarter of 2022 was 17.3 million, an increase of 13.2% from 15.3 million in the second quarter of 2021.
•
Total payment volume in the second quarter of 2022 was $16.6 billion, an increase of 36.0% from $12.2 billion in the second quarter of 2021.
•
Transaction yield in the first quarter of 2022 was $4.42, an increase of 15.1% from $3.84 in the second quarter of 2021.

Full Year 2022 Financial Outlook

As of August 3, 2022, AvidXchange anticipates its revised Full Year 2022 revenue and adjusted EBITDA to be in the following ranges (in millions):

	Current FY 2022 Guidance	Previous FY 2022 Guidance
Revenue	$308.0 - $310.0	$303.0 - $307.0
Adjusted EBITDA(1)	$(27.0) - $(29.0)	$(35.0) - $(39.0)

(1)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Earnings Teleconference Information

AvidXchange will discuss its second quarter 2022 financial results during a teleconference today, August 3, 2022, at 6:00 PM ET. The call will be broadcast simultaneously via webcast at https://ir.avidxchange.com/. Following the completion of the call, a recorded replay of the webcast will be available on AvidXchange’s website. In addition to the conference call, supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,000 businesses and it has made payments to more than 825,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, including guidance for our revenue and adjusted EBITDA for the full year 2022, statements related to the significance of our strong performance in the second quarter, the sustainability of our momentum across our operations and trend related to organic revenue growth, statements indicating our belief that our value proposition will continue to fuel demand across our addressable markets, and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss in this press release. We define Non-GAAP Gross Profit as revenue less cost of revenue excluding the portion of depreciation and amortization and stock-based compensation expense allocated to cost of revenues. We define Adjusted EBITDA as our net loss before depreciation and amortization, impairment and write-off of intangible assets, interest income and expense, income tax expense, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, and charitable contributions of common stock. We define Non-GAAP Net Loss as net loss before amortization of acquired intangible assets, impairment and write-off of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, provision for income taxes and charitable contributions of common stock.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues	$76,561	$58,754	$147,764	$113,968
Cost of revenues (exclusive of depreciation and amortization expense)	28,979	23,011	56,786	45,551
Operating expenses
Sales and marketing	20,448	14,547	37,687	28,058
Research and development	20,107	13,620	40,179	27,553
General and administrative	19,974	15,770	38,662	29,934
Impairment and write-off of intangible assets	-	574	-	574
Depreciation and amortization	8,301	7,093	16,019	14,170
Total operating expenses	68,830	51,604	132,547	100,289
Loss from operations	(21,248)	(15,861)	(41,569)	(31,872)
Other income (expense)
Interest income	655	165	875	297
Interest expense	(5,075)	(5,086)	(10,052)	(10,111)
Change in fair value of derivative instrument	-	(1,084)	-	(138)
Charge for amending financing advisory engagement letter - related party	-	-	-	(50,000)
Other expenses	(4,420)	(6,005)	(9,177)	(59,952)
Loss before income taxes	(25,668)	(21,866)	(50,746)	(91,824)
Income tax expense	69	133	138	201
Net loss	$(25,737)	$(21,999)	$(50,884)	$(92,025)
Accretion of convertible preferred stock	-	(4,802)	-	(9,404)
Net loss attributable to common stockholders	$(25,737)	$(26,801)	$(50,884)	$(101,429)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.49)	$(0.26)	$(1.90)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	197,864,993	54,562,145	197,443,615	53,317,276

AvidXchange Holdings, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of June 30,	As of December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$363,314	$562,817
Restricted funds held for customers	1,023,902	1,242,346
Marketable securities	147,750	-
Accounts receivable, net of allowances of $2,347 and $2,283, respectively	36,021	30,965
Supplier advances receivable, net of allowances of $1,357 and $1,105, respectively	14,496	11,520
Prepaid expenses and other current assets	13,029	10,237
Total current assets	1,598,512	1,857,885
Property and equipment, net	105,998	106,227
Operating lease right-of-use assets	5,564	3,278
Deferred customer origination costs, net	27,486	28,276
Goodwill	165,921	165,921
Intangible assets, net	104,135	100,455
Other noncurrent assets and deposits	4,667	4,261
Total assets	$2,012,283	$2,266,303
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$14,361	$17,142
Accrued expenses	56,569	56,082
Payment service obligations	1,023,902	1,242,346
Deferred revenue	10,565	9,530
Current portion of contingent consideration	-	688
Current maturities of lease obligations under finance leases	597	670
Current maturities of lease obligations under operating leases	1,304	1,048
Current maturities of long-term debt	4,800	4,800
Total current liabilities	1,112,098	1,332,306
Long-term liabilities
Deferred revenue, less current	18,702	20,350
Contingent consideration, less current portion	70	70
Obligations under finance leases, less current maturities	61,710	61,172
Obligations under operating leases, less current maturities	5,370	3,448
Long-term debt	122,879	119,880
Other long-term liabilities	2,863	6,022
Total liabilities	1,323,692	1,543,248
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2022 and December 31, 2021	-	-
Common stock, $0.001 par value; 1,600,000,000 shares authorized as of June 30, 2022 and December 31, 2021; 198,077,889 and 196,804,844 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	198	197
Additional paid-in capital	1,611,828	1,594,780
Accumulated deficit	(923,435)	(871,922)
Total stockholders' equity	688,591	723,055
Total liabilities and stockholders' equity	$2,012,283	$2,266,303

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net loss	$(50,884)	$(92,025)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	16,019	14,170
Amortization of deferred financing costs	679	679
Provision for doubtful accounts	2,318	251
Stock-based compensation	15,049	1,952
Accrued interest	1,184	548
Loss on fixed asset disposal	26	-
Noncash expense on contract modification - related party	-	50,000
Impairment and write-off on intangible and right-of-use-assets	-	574
Amortization of investments held to maturity	(494)	-
Fair value adjustment to derivative instrument	-	138
Deferred income taxes	108	108
Changes in operating assets and liabilities
Accounts receivable	(5,555)	(1,782)
Prepaid expenses and other current assets	(2,791)	(1,400)
Other noncurrent assets	(453)	(2,489)
Deferred customer origination costs	791	(1,288)
Accounts payable	(2,041)	(9,465)
Deferred revenue	(613)	664
Accrued expenses and other liabilities	(3,975)	(1,325)
Operating lease liabilities	(107)	(403)
Total adjustments	20,145	50,932
Net cash used in operating activities	(30,739)	(41,093)
Cash flows from investing activities
Purchase of short-term investments held to maturity	(254,026)	-
Proceeds from maturity of short-term investments held to maturity	106,770	-
Purchases of equipment	(2,470)	(344)
Purchases of real estate	(767)	-
Purchases of intangible assets	(16,100)	(8,078)
Supplier advances, net	(4,796)	(1,710)
Net cash used in investing activities	(171,389)	(10,132)
Cash flows from financing activities
Proceeds from the issuance of long-term debt	2,367	1,131
Principal payments on finance leases	(425)	(589)
Proceeds from issuance of common stock	425	1,163
Proceeds from issuance of common stock under Employee Stock Purchase Plan	602	-
Payment of contingent consideration at acquisition date fair value	(344)	-
Payment service obligations	(218,444)	543,201
Net cash (used in) provided by financing activities	(215,819)	544,906
Net (decrease) increase in cash, cash equivalents, and restricted funds held for customers	(417,947)	493,681
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	1,805,163	390,078
Cash, cash equivalents, and restricted funds held for customers, end of period	$1,387,216	$883,759
Supplementary information of noncash investing and financing activities
Right-of-use assets obtained in exchange for new finance lease obligations	$499	$174
Right-of-use assets obtained in exchange for new operating lease obligations	2,831	316
Common stock issued as contingent consideration	344	-
Property and equipment purchases in accounts payable and accrued expenses	29	7
Interest paid on notes payable	5,305	5,199
Interest paid on finance leases	2,863	3,685
Options issued in connection with bonus compensation	-	48

AvidXchange Holdings, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
Total revenues	$76,561	$58,754	$147,764	$113,968
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(28,979)	(23,011)	(56,786)	(45,551)
Depreciation and amortization expense	(4,700)	(4,579)	(9,006)	(9,103)
GAAP Gross profit	$42,882	$31,164	$81,972	$59,314
Adjustments:
Stock-based compensation expense	1,161	84	2,120	140
Depreciation and amortization expense	4,700	4,579	9,006	9,103
Non-GAAP gross profit	$48,743	$35,827	$93,098	$68,557
GAAP Gross margin	56.0%	53.0%	55.5%	52.0%
Non-GAAP gross margin	63.7%	61.0%	63.0%	60.2%

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(25,737)	$(21,999)	$(50,884)	$(92,025)
Amortization of acquired intangible assets	3,736	2,752	7,329	5,505
Impairment and write-off of intangible assets	-	574	-	574
Provision for income taxes	69	133	138	201
Stock-based compensation expense	8,258	1,105	15,049	1,952
Transaction and acquisition-related costs	73	1,436	277	3,046
Change in fair value of derivative instrument	-	1,084	-	138
Non-recurring items not indicative of ongoing operations	(65)	25	(57)	50,050
Total net adjustments	12,071	7,109	22,736	61,466
Non-GAAP net loss	$(13,666)	$(14,890)	$(28,148)	$(30,559)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(25,737)	$(21,999)	$(50,884)	$(92,025)
Depreciation and amortization	8,301	7,093	16,019	14,170
Impairment and write-off of intangible assets	-	574	-	574
Interest income	(655)	(165)	(875)	(297)
Interest expense	5,075	5,086	10,052	10,111
Provision for income taxes	69	133	138	201
Stock-based compensation expense	8,258	1,105	15,049	1,952
Transaction and acquisition-related costs	73	1,436	277	3,046
Change in fair value of derivative instrument	-	1,084	-	138
Non-recurring items not indicative of ongoing operations	(65)	25	(57)	50,050
Adjusted EBITDA	$(4,681)	$(5,628)	$(10,281)	$(12,080)

Reconciliation from Revenue Growth to Organic Revenue Growth:
Revenues	$76,561	$58,754	$147,764	$113,968
Less: Revenues from acquisitions (1)	(4,644)	-	(8,148)	-
Organic revenues	$71,917	$58,754	$139,616	$113,968
Revenue growth	30.3%		29.7%
Organic revenue growth	22.4%		22.5%
(1) Acquisitions include FastPay and PayClearly, which were not in the prior year comparable periods.